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Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No.'s 333-29485, 333-57163, 333-92149 333-95487, 333-90353, and 033-28483.

                                                  ARTHUR ANDERSEN LLP



Orange County, California
March 27, 2000